OSG America L.P.


OVERSEAS HOUSTON

# OSG America L.P.

## Second Quarter 2008 Earnings Presentation
## July 30, 2008

# Forward Looking Statements



This presentation may contain forward-looking statements regarding the Partnership's prospects, including the outlook for tanker and articulated tug barge markets, the payment of cash distributions, the building schedule for new vessels or double hulling of vessels, projected drydocking schedules and off hire days for 2008 and estimates of cash interest expense and capital expenditure reserves for drydocking and replacements for 2008. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-look statements. Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in such forward-looking statements are described in the Partnership's Annual Report on Form 10-K for 2007 and those risks discussed in other reports the Partnership files with the Securities and Exchange Commission.

# Second Quarter and YTD Financial Highlights



- Solid execution on stated strategy of delivering stable cash flows and consistent earnings

- Strong second quarter financial results
  - TCE revenues totaled $59.9 million
  - Net income of $4.9 million reported
  - Net income per unit of $0.16
  - Cash distribution of $11.5 million, or $0.375 per unit, declared on July 24 ($1.50 per unit annualized)

- Performance driven by vessel deliveries and rate strength for vessels trading in international market

- Year-to-date financial results are on track to meet full-year expectations
  - TCE revenues totaled $112.3 million
  - Net income of $8.7 million reported
  - Net income per unit of $0.28
  - Cash distributions totaled $23 million

# Business Highlights

- **97% of U.S. Jones Act revenue days secured on term charters for the remainder of 2008; approximately 90% secured for 2009**
- **2H08 vessel deliveries on track**
  - Overseas Texas City delivers 3Q08 and commences 3-year charter to BP
  - OSG 350 delivers 4Q08 and commences 10-year charter to Sunoco
- **Options exercised to purchase Overseas Philadelphia and Overseas New Orleans**
  - Purchase financed through borrowings
  - $27M capital lease obligation, with implied interest rate of 10%, terminated
  - Interest expense savings of approximately $1.2 million over the next 12 months
  - Increased flexibility on final drydockings in 2Q 2010 and 2Q 2011
  - Estimated salvage value totals approximately $15 million for both vessels based on current prices
- **22 vessel operating fleet**
- **14 vessel newbuild program**
- **Ongoing market expansion opportunities in the U.S. Gulf ultra-deepwater shuttle tanker trade**

# Market Overview

- **Non-Jones Act Market Activity**
  - Strong quarter for international products trade; average industry TCE of $28K/day in 2Q08 vs. $17K/day in 1Q08
  - Favorable quarter for the Partnership's COA carrying U.S. Government cargoes to the Mediterranean; 3 voyages in total in the period
  - International clean market expected to soften in 3Q08 due to seasonality

- **Jones Act Market Activity**
  - Average TCE $34K/day in 2Q08
  - Spot market buoyed by U.S. Government grain aid cargoes
  - Four Jones Act spot tankers operated in U.S. Government grain trade in 2Q08, including one voyage for OSG
  - OSG America currently has no exposure to Jones Act spot market; charters on two vessels up for renewal mid 4Q08

- **Delaware Bay Lightering Market Activity**
  - Transported an average of 257,000 barrels per day in 2Q08
  - Due primarily to reduced refinery runs in the Northeast, approx. 1 million barrels behind plan by end of 2Q08 (basis 46 million barrels moved 1H08)
  - Expect similar number of barrels lightered 2H08
  - Positive, long-term fundamentals in this trade remain intact

OSG America L.P.



# Financial Overview

Myles R. Itkin
Chief Financial Officer

# Financial Highlights



## Statement of Operations

| *($ in thousands except per unit data)* | Q208 | Q108 |
|---|---|---|
| **Shipping Revenues** | **$72,228** | **$63,032** |
| Voyage expenses | 12,298 | 10,639 |
| Vessel expenses | 23,534 | 22,434 |
| Charter hire expenses | 12,169 | 6,677 |
| Depreciation and amortization | 13,679 | 13,021 |
| General and administrative | 5,119 | 5,886 |
| Total Ship Operating Expenses | 66,799 | 58,657 |
| **Income from Vessel Operations** | **5,429** | **4,375** |
| Equity in income of affiliated companies (ATC) | 1,030 | 593 |
| **Operating Income** | **6,459** | **4,968** |
| Other income | 60 | 61 |
| | 6,519 | 5,029 |
| Interest expense | 1,594 | 1,264 |
| **Net Income** | **$4,925** | **$3,765** |
| General partner's interest in net income | $99 | $75 |
| Limited partner's interest in net income | $4,826 | $3,690 |
| Net income per unit – basic and diluted | $0.16 | $0.12 |
| Time Charter Equivalent Revenues[1] | $59,930 | $52,393 |
| EBITDA[1] | $20,198 | $18,050 |

TCE revenues driven by strong spot market rates for non-Jones Act product carriers and the operation of a larger fleet

Charter hire expenses increased due to the addition of the OSG 300 and the OSG 400 and the delivery of the Overseas New York

[1]**See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.**

# Financial Highlights



## Balance Sheets

| *($ in thousands)* | As of Jun. 30, 2008 | As of Dec. 31, 2007 |
|---|---|---|
| **Assets** | | |
| Cash | $9,623 | $3,380 |
| Current assets (excluding cash) | 33,138 | 40,367 |
| Vessels and deferred drydock | 465,060 | 442,870 |
| Intangible assets | 84,717 | 87,017 |
| Goodwill | 62,874 | 62,874 |
| Other non-current assets | 12,144 | 14,604 |
| **Total assets** | $667,556 | $651,112 |
| **Liabilities** | | |
| Current liabilities | $28,333 | $28,731 |
| Long-term debt | 104,272 | 70,599 |
| Other non-current liabilities | 3,103 | 11,085 |
| **Total liabilities** | 135,708 | 110,415 |
| **Partners' Capital** | 531,848 | 540,697 |
| **Total Liabilities and Partners' Capital** | 667,556 | $651,112 |

Working capital was $14.4 million

Purchase option exercised on Overseas New Orleans and Overseas Philadelphia

Debt to capital was 16.4%

$141 million available under senior secured revolving credit facility

# Distributable Cash Flow[1]

| ($ in thousands) | Three Months Ended June 30, 2008 | Six Months Ended June 30, 2008 |
|---|---|---|
| Net Income | $4,925 | $8,690 |
| Add: | | |
| Depreciation and amortization | 13,679 | 26,700 |
| Interest expense | 1,594 | 2,858 |
| Distributions from affiliated companies | — | 5,744 |
| Less: | | |
| Equity in income from affiliated companies | (1,030) | (1,623) |
| Cash interest expense | (1,482) | (2,686) |
| Charter hire expense | 1,244 | 2,199 |
| Drydocking capital expenditure reserve | (4,262) | (8,299) |
| Replacement capital expenditure reserve | (3,919) | (7,632) |
| Cash available for distribution | $10,749 | $25,951 |
| Distribution to unit holders | $11,480 | $22,960 |
| Distribution coverage ratio | 93.6% | 113.0% |

**Cash distribution of $0.375 per unit declared on July 24, 2008 for the three months ended June 30, 2008**

[1]See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

# 2008 Financial Forecast



## OSG America remains on track to meet previously stated forecast for 2008

| *($ in millions except per unit data)* | July 2008 Guidance | April 2008 Guidance | Difference |
|---|---|---|---|
| EBITDA[1] | $83.0 - $85.0 | $82.70 | $0.3 - $2.3 |
| Forecast Cash Available for Distribution | $50.0 - $52.0 | $46.70 | $3.3 - $5.3 |
| Minimum Annual Ditribution | $45.9 | $45.9 | |
| Minimum Distribution Per Unit | $1.50 | $1.50 | |

[1]See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

OSG America L.P.



# Appendix

# Current Operating Fleet



## As of July 25, 2008

| Vessel Name | Vessel Type | Trade | DWT (MT) | Ownership Type | Charter-In Expiry | Charter-Out Expiry |
|---|---|---|---|---|---|---|
| **Operating Fleet** | | | | | | |
| OVERSEAS MAREMAR | HANDYSIZE | PRODUCTS | 47,225 | OWNED | | |
| OVERSEAS LUXMAR | HANDYSIZE | PRODUCTS | 45,999 | OWNED | | |
| OVERSEAS NEW ORLEANS | HANDYSIZE | PRODUCTS | 42,954 | OWNED | | 12/31/2009 |
| OVERSEAS PUGET SOUND | HANDYSIZE | PRODUCTS | 50,861 | OWNED | | 12/31/2009 |
| OVERSEAS GALENA BAY | HANDYSIZE | PRODUCTS | 50,116 | OWNED | | 1/1/2009 |
| OVERSEAS PHILADELPHIA | HANDYSIZE | PRODUCTS | 43,387 | OWNED | | 12/31/2009 |
| OVERSEAS DILIGENCE | HANDYSIZE | LIGHTERING | 39,732 | OWNED | | |
| OVERSEAS INTEGRITY | HANDYSIZE | LIGHTERING | 39,948 | OWNED | | |
| OVERSEAS NEW YORK | HANDYSIZE | PRODUCTS | 46,815 | BB-In | 4/11/2015 | 5/21/2011 |
| OVERSEAS LOS ANGELES | HANDYSIZE | PRODUCTS | 46,815 | BB-In | 11/16/2014 | 11/26/2014 |
| OVERSEAS LONG BEACH | HANDYSIZE | PRODUCTS | 46,817 | BB-In | 6/26/2014 | 7/6/2014 |
| OVERSEAS HOUSTON | HANDYSIZE | PRODUCTS | 46,815 | BB-In | 2/9/2014 | 2/28/2010 |
| M 400 | ATB | LIGHTERING | 54,062 | TC-in | 8/24/2009 | 8/24/2009 |
| M 300 | ATB | LIGHTERING | 36,846 | TC-in | 8/31/2008 | 8/31/2008 |
| OSG 254 | ATB | PRODUCTS | 31,605 | OWNED | | 8/15/2010 |
| M 252 | ATB | PRODUCTS | 30,933 | OWNED | | 10/5/2009 |
| OSG 243 | ATB | PRODUCTS | 30,448 | OWNED | | 12/31/2009 |
| OSG 242 | ATB | PRODUCTS | 30,391 | OWNED | | 12/31/2009 |
| M 244 | ATB | PRODUCTS | 29,042 | OWNED | | 10/5/2009 |
| OSG 214 | ATB | PRODUCTS | 26,410 | OWNED | | 11/30/2009 |
| M 209 | ATB | PRODUCTS | 25,321 | OWNED | | 11/30/2008 |
| OSG 192 | ATB | PRODUCTS | 21,914 | OWNED | | 10/15/2008 |

A full fleet list that includes additional information can be downloaded from the Fleet section of osgamerica.com

# Newbuild and Dropdown Fleet

## As of July 25, 2008

| Vessel Name | Vessel Type | Trade | Date of Build / Expected Delivery | DWT (MT) | Ownership Type | Charter-In Expiry | Charter-Out Expiry | Newbuild/ Dropdown |
|---|---|---|---|---|---|---|---|---|
| HULL009 (TBN OVERSEAS TEXAS CITY) | HANDYSIZE | PRODUCTS | 3Q 2008 | 46,815 | BB-In | 9/30/2015 | 9/29/2011 | Newbuild |
| HULL7801 (TBN OSG 350) | ATB | LIGHTERING | 4Q 2008 | 45,556 | OWNED | | 10/25/2018 | Dropdown |
| HULL010 (TBN OVERSEAS BOSTON) | HANDYSIZE | PRODUCTS | 1Q 2009 | 46,815 | BB-In | 1/30/2014 | 2/9/2012 | Newbuild |
| HULL7901 (TBN OSG 351) | ATB | LIGHTERING | 1Q 2009 | 45,556 | OWNED | | 10/25/2018 | Dropdown |
| HULL011 (TBN OVERSEAS NIKISKI) | HANDYSIZE | PRODUCTS | 2Q 2009 | 46,815 | BB-In | 5/29/2014 | 5/31/2012 | Newbuild |
| HULL8001 (TBN OSG 352) | ATB | LIGHTERING | 3Q 2009 | 45,556 | OWNED | | 10/25/2018 | Dropdown |
| HULL8131 (TBN OSG 296) | ATB | PRODUCTS | 4Q 2009 | 37,187 | OWNED | | | Dropdown |
| HULL016 (TBN OVERSEAS CHINOOK) | SHUTTLE | CRUDE | 1Q 2010 | 46,815 | BB-In | 10/2/2019 | 3/31/2015 | Dropdown |
| HULL012 (TBN OVERSEAS MARTINEZ) | HANDYSIZE | PRODUCTS | 1Q 2010 | 46,815 | BB-In | 1/18/2015 | 1/25/2013 | Dropdown |
| HULL013 (TBN OVERSEAS ANACORTES) | HANDYSIZE | PRODUCTS | 2Q 2010 | 46,815 | BB-In | 5/14/2015 | 5/24/2013 | Newbuild |
| HULL8141 (TBN OSG 297) | ATB | PRODUCTS | 2Q 2010 | 37,187 | OWNED | | | Dropdown |
| HULL8151 (TBN OSG 298) | ATB | PRODUCTS | 4Q 2010 | 37,187 | OWNED | | | Dropdown |
| HULL015 (TBN OVERSEAS CASCADE) | SHUTTLE | CRUDE | 1Q 2011 | 46,815 | BB-In | 11/30/2020 | 1/31/2015 | Dropdown |
| HULL014 (TBN OVERSEAS TAMPA) | HANDYSIZE | PRODUCTS | 1Q 2011 | 46,815 | BB-In | 3/31/2021 | | Dropdown |

Note: Newbuild vessels were contributed by OSG America at the time of its initial public offering; dropdown vessels are those which the Partnership has the right to acquire from OSG prior to the first anniversary of the delivery of each vessel.

# Reconciliation Tables



## TCE Revenue

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

| *($ in thousands)* | Three Months Ended June 30, 2008 | Six Months Ended June 30, 2008 |
|---|---|---|
| TCE revenues | $59,930 | $112,322 |
| Voyage expenses | 12,298 | 22,938 |
| Shipping revenues | $72,228 | $135,260 |

## EBITDA

EBITDA represents operating earnings, which is before interest expense, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

| *($ in thousands)* | Three Months Ended June 30, 2008 | Six Months Ended June 30, 2008 |
|---|---|---|
| Net income | $4,925 | $8,690 |
| Interest expense | 1,594 | 2,858 |
| Depreciation and amortization | 13,679 | 26,700 |
| EBITDA | $20,198 | $38,248 |